Exhibit 10.16.14

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

ELEVENTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Eleventh Amendment (“Eleventh Amendment”) to the Data License Agreement (“Agreement”), dated December 1, 2002, as amended, between NAVTEQ North America, LLC (“NT”) (formerly Navigation Technologies Corporation) and TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”), is made and entered into between Client, on the one hand, and NT and NAVTEQ Europe B.V. (collectively “NT” or “NAVTEQ”) as of the date of last signature below (“Eleventh Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Eleventh Amendment shall have the meanings set forth in the Agreement or within each applicable Territory License (“TL”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Eleventh Amendment as follows:

1.	[*****] Invoice by NT. The parties acknowledge and agree that as of the Eleventh Amendment Effective Date, Client has paid to NT the total amount of [*****] for use of the NAVTEQ Data for [*****], as described under Section 13 of the Seventh Amendment to the Agreement, dated December 16, 2008 (“Seventh Amendment”), for [*****] (i.e. [*****] for period [*****] and [*****] for period [*****]). The parties hereby agree that NT will issue a [*****] for the amount of [*****] upon execution of this Eleventh Amendment. For avoidance of doubt, Client shall pay the remaining [*****] amount of [*****] for [*****] for the remainder of [*****] of the Term in [*****] installments of [*****] per [*****] and Client shall not continue to receive any further [*****] amounts from NT on any subsequent invoices for use of the NAVTEQ Data for [*****] under the Agreement. The [*****] amount for [*****] will continue to be billed to and due from Client in accordance with Section 8 of the Seventh Amendment.

2.	License Fees—[*****]. Section 13 of the Seventh Amendment is hereby deleted in its entirety and replaced with the following:

“License Fees—[*****]. The pricing for [*****] contained in Section A of Exhibit C to TL 1 (as set forth in the Fifth Amendment to the Agreement) is hereby replaced with the following:

“License Fees. Commencing on the [*****] of [*****] of the Term of the Agreement, Client shall pay NT a license fee of [*****] per [*****] period of the Term for Client’s use of the NAVTEQ Data for [*****] in accordance with Section V(D) of TL 1. Such fee shall not be subject to any [*****] contained in [*****] or as otherwise set forth in the Agreement. For avoidance of doubt, the total [*****] amount for [*****] due under Section 8 of the Seventh Amendment shall be billed to Client as follows: (a) [*****] license fee for [*****] shall be billed to Client at the [*****] of each [*****] period of the Term; and (b) the [*****] amount of [*****] shall be billed to Client in [*****] installments of [*****] per [*****] The [*****] amount for [*****] will continue to be billed to and due from Client in accordance with Section 8 of the Seventh Amendment.”

11th Amendment to the DLA [NA CONS] [TeleNav 5-19-10 lee]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

3.	The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

IN WITNESS WHEREOF, the parties have caused this Eleventh Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Stephen W. Kelley	By:	/s/ Douglas S. Miller
Name:	Stephen W. Kelley	Name:	Douglas S. Miller
Title:	Vice President and Assistant General Counsel	Title:	CFO
Date:	9/16/2010	Date:	9/15/2010

11th Amendment to the DLA [NA CONS] [TeleNav 5-19-10 lee]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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